Themes Global Systemically Important Banks ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.6%	Shares		Value
Banking - 82.1% (a)
Agricultural Bank of China Ltd. - Class H	1,426,759		$ 971,444
Banco Santander SA - ADR	73,516		1,014,521
Bank of America Corp.	16,971		967,008
Bank of China Ltd. - Class H	1,549,508		985,872
Bank of Communications Co. Ltd. - Class H	1,118,596		961,301
Barclays PLC - ADR	36,132		970,505
BNP Paribas SA - ADR	16,955		987,968
China Construction Bank Corp. - Class H	931,135		958,103
Citigroup, Inc.	6,787		949,908
Credit Agricole SA	48,838		981,838
Deutsche Bank AG	28,695		968,743
HSBC Holdings PLC - ADR	10,367		985,798
Industrial & Commercial Bank of China Ltd. - ADR	58,573		963,233
ING Groep NV - ADR	31,807		998,104
JPMorgan Chase & Co.	2,938		961,696
Mitsubishi UFJ Financial Group, Inc. - ADR	49,262		979,821
Mizuho Financial Group, Inc. - ADR	102,648		983,368
Royal Bank of Canada	4,834		1,000,493
Societe Generale SA	11,118		982,861
Standard Chartered PLC - ADR	18,180		990,628
Sumitomo Mitsui Financial Group, Inc. - ADR	41,750		984,465
Toronto-Dominion Bank	8,191		994,633
Wells Fargo & Co.	11,647		962,508
			22,504,819

Financial Services - 17.5%
Bank of New York Mellon Corp.	6,795		982,625
Goldman Sachs Group, Inc.	912		922,369
Morgan Stanley	4,451		930,437
State Street Corp.	5,820		987,072
UBS Group AG	19,708		976,729
			4,799,232
TOTAL COMMON STOCKS (Cost $23,916,266)			27,304,051

TOTAL INVESTMENTS - 99.6% (Cost $23,916,266)			27,304,051
Other Assets in Excess of Liabilities - 0.4%		0.00398	109,202
TOTAL NET ASSETS - 100.0%			$ 27,413,253

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt PLC – Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Themes Global Systemically Important Banks ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 27,304,051	$ –	$ –	$ 27,304,051
Total Investments	$ 27,304,051	$ –	$ –	$ 27,304,051

Refer to the Schedule of Investments for further disaggregation of investment categories.